Exhibit 4.48

AMENDMENT 1 TO

“MASTER AGREEMENT”

This AMENDMENT TO MASTER AGREEMENT (“Amendment”) is entered into as of January 1st, 2022 (“Effective Date”), by and between The Northern Trust Company, Singapore Branch, having its principal offices at George Street, #12-06, Singapore 0491452 (“NT”), and WellteQ Pte Ltd, having its principal offices at CIDC Building, 90 Eu Tong Sen Street, #03-02B, Singapore 059811 (hereinafter “Provider”).

W I T N E S S E T H

WHEREAS, NT and Provider entered into that certain MASTER AGREEMENT dated 1st of March, 2021(“Agreement”).

WHEREAS, the parties desire to amend the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereby amend the Agreement as follows:

1. Subject to the terms, covenants, conditions and provisions of the Agreement, Exhibit 1, Exhibit 2 and Exhibit 3 is added to Agreement, attached hereto in this Amendment with effective as of the Effective Date.

2. The parties hereto further agree that all of the provisions, stipulations, powers and covenants in the Agreement are hereby ratified and confirmed, and the Agreement, except as modified herein, shall stand and remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Effective Date.

WellteQ Pte Ltd		The Northern Trust Company, Singapore Branch

By:	/s/ Jeames Gillett	By:	/s/ Yen Leng Ong
Printed Name:	Jeames Gillett	Printed Name:	Yen Leng Ong
Title:	COO	Title:	Country Executive Southeast Asia
Date:	03/14/2022	Date:	05/16/2022

EXHIBIT 1

COUNTRY UNIQUE TERMS

BEIJING

In the event that a Northern Affiliate located outside the United States enters into any transactions under the Master Agreement (“Master”) and/or the Software as a Service Agreement (“SaaS Agreement”), the terms thereof shall apply except as specifically set forth below. For the avoidance of doubt, the following terms and conditions constitute an amendment to the Master, the SaaS Agreement and/or any of the Modules or Schedule under those agreements. Any terms or conditions in the Master, the SaaS Agreement and/or Modules or Schedules not specifically modified below remain unchanged and in full force and effect. This Exhibit may be modified by Northern from time to time and it will use commercially reasonable efforts to notify Provider of any changes hereto.

A.	MASTER

1. Section 4.5 of the Master (“Taxes”) is deleted in its entirety and replaced with the following:

Northern will pay any goods and services tax, excise, sales, use or other similar tax based upon charges or Services and Deliverables rendered pursuant to the Agreement, any of which may be paid by the Provider and added to Northern’s invoice on actual. Northern shall not be obligated to pay any taxes based on the Service Provider’s net income or on any property owned by the Service Provider.

2. Section 12 of the Master (“Dispute Resolution”) is deleted in its entirety and replaced with the following:

Any dispute arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination (a “Dispute”) shall be resolved in accordance with this Section. The Parties agree that they will each use all reasonable endeavors to resolve any Dispute promptly and fairly. Senior representatives of each Party with the requisite authority to resolve a Dispute shall meet within two (2) weeks of a Party’s initial request for a meeting to resolve a Dispute. The Parties shall then have thirty (30) days from the date of the meeting to resolve the Dispute.

Subject to the requirements set out in the clause above having been met, all Disputes arising out of or in connection with this Agreement shall be finally resolved by arbitration in Hong Kong in accordance with the UNCITRAL Arbitration Rules in force at the date of the request for arbitration. The place of arbitration shall be Hong Kong. The arbitration shall be settled by a sole (1) arbitrator to be jointly appointed by the Parties, failing which the appointment shall be made by the Hong Kong International Arbitration Centre (“HKIAC”). The language of the arbitration will be English.

A request for interim measures or equitable remedies, including injunctive relief, by a Party to a court shall not be deemed to be or construed as incompatible with, or a waiver of, this Agreement to arbitrate. The arbitral tribunal shall have the authority and power to make such orders for interim relief, including injunctive relief, as it may deem just and equitable.

The arbitration shall be kept confidential and the existence of the proceeding and any element of it (including but not limited to any pleadings, submissions or other documents submitted or exchanged, any evidence and any awards) shall not without prior consent by the Parties be disclosed beyond the Parties to the arbitration and their representatives, the arbitral tribunal, the administering institution (if any) and any person necessary to the conduct of the proceeding, except as may be lawfully required whether in judicial proceedings or otherwise in the normal course of business of the Parties.

The awards rendered by the arbitrator shall be in writing (which shall include a statement of the reasons for the award), final and binding on the Parties. The Parties agree to be bound by the awards and agree to execute the awards accordingly.

No provision of this Section shall limit the right of a Party to exercise self-help remedies, including set-off, foreclosure against or sale of any collateral or security, or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, during or after the arbitration proceeding, provided the exercise of any such rights is subject to the other provisions of this Agreement.

Unless prohibited from doing so, until a Dispute is resolved, the Parties are obliged to perform their obligations under this Agreement.

3. Section 8.5 of the Master (“Nondiscrimination”) is deleted in its entirety.

4. Section 8.5 of the Master (“Supplier Diversity”) is deleted in its entirety.

5. Section 15.15 of the Master (“Governing Law and Jurisdiction”) is deleted in its entirety and replaced with the following:

Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the applicable substantive laws of Hong Kong, without giving effect to its conflicts of laws rules. Subject to the terms of Section [9] (“Dispute Resolution”), each party irrevocably agrees that any legal action, suit or proceeding brought by it in a court in any way arising out of this Agreement shall be brought solely and exclusively in, and shall be subject to the services of process and other applicable rules of the jurisdiction of Hong Kong and each party irrevocably submits to the sole and exclusive personal jurisdiction of that jurisdiction’s courts generally and unconditionally, with respect to any action, suit or proceeding brought by it or against it by the other Party.

B. SERVICES MODULE

1. Section 3.2 of the Services Module (“Location of Performance”) is deleted in its entirety and replaced with the following:

Location of Performance. Provider shall perform all Services under this Services Module at Northern’s Site(s), unless otherwise specifically set forth in the applicable SOW. In the event that the Parties agree that Services may be provided from Provider’s facilities, unless otherwise set forth in the applicable SOW, they shall be provided solely from locations within the country in which the Northern entity involved is incorporated or otherwise established.

2. Section 8.1 of the Services Module (“Ownership of Deliverables”) is deleted in its entirety and replaced with the following:

8.1 Ownership of Deliverables. Except as otherwise set forth herein, Northern shall exclusively own all right, title and interest (including ownership of Intellectual Property Rights) in and to all items that are conceived, made, discovered, written or created by Provider Personnel alone or jointly with third parties under this Agreement, including the Deliverables, whether completed or works-in-progress. Any Deliverables that may be considered copyrightable works shall be deemed “works made for hire” of Northern for all purposes of copyright law, and the copyright shall belong solely to Northern. To the extent that any such Deliverables do not fall within the specifically enumerated works that constitute “works made for hire” under the copyright laws, and to the extent that any Deliverables include materials subject to Intellectual Property Rights and/or other proprietary rights protection, Provider hereby irrevocably assigns to Northern all its right, title and interest that it may be deemed to have in and to any and all Intellectual Property Rights and other proprietary rights therein (including renewals thereof). Provider shall obtain, at its expense, such assignments to Northern and any other documentation from Provider’s Personnel as are necessary to effectuate the purposes of the previous sentence.

3. Items “(c)” and “(d)” of Section 9.1 of the Services Module (“Services”) are deleted in their entirety.

4. Section 9.3 of the Services Module (“Provider Personnel”) is deleted in its entirety and replaced with the following:

Provider Personnel. In addition to the representations and warranties set forth in the Master and in any applicable SOW, Provider hereby represents and warrants that with respect to any and all Provider Personnel providing Services to Northern pursuant to an applicable SOW:

(a)	it has and shall continue to comply with all applicable Laws;

(b)	it has performed a criminal and other background investigation (consistent with the requirements set forth in Attachment B hereto (“Background Check Requirements for Provider Personnel”));

(c)	it shall not bring on Northern premises any individuals whom Provider knows, or should reasonably know, may pose a substantial risk to the health or safety of others.

5. Section 11 of the Services Module (“Security Standards and Certifications”) is deleted in its entirety.

C. HARDWARE MODULE

1. Section 9.5 of the Hardware Module (“Provider Personnel”) is deleted in its entirety and replaced with the following:

Provider Personnel. In addition to the representations and warranties set forth in the Master and in any applicable SOW, Provider hereby represents and warrants that with respect to any and all Provider Personnel providing Services to Northern pursuant to an applicable SOW:

(a)	it has and shall continue to comply with all applicable Laws;

(b)	it has performed a criminal and other background investigation (consistent with the requirements set forth in Attachment B hereto (“Background Check Requirements for Provider Personnel”));

(c)	it shall not bring on Northern premises any individuals whom Provider knows, or should reasonably know, may pose a substantial risk to the health or safety of others.

D. SOFTWARE MODULE

1. Section 11.2 of the Software Module (“Source Code Escrow”) is deleted in its entirety.

E. SOFTWARE AS A SERVICE AGREEMENT

1. The definition of “System Availability” is Section 1 of the SaaS Agreement is modified by deleting the phrase “excluding the hours of midnight Saturday to 6:00 a.m. Sunday U.S. Central Time” and replacing it with the phrase “excluding the hours of midnight Saturday to 6:00 a.m. of the time zone where Northern is incorporated”

2. Section 7.3 of the SaaS Agreement (“Location of Data”) is deleted in its entirety and replaced with the following:

Location of Data. During the Term, Provider shall not store, back up or process (or allow any sub- processing of) Northern Data outside the country where Northern is incorporated, unless specifically agreed to in an applicable Schedule. Provider shall identify each data center where Northern Data is stored, backed up and/or processed (or where subprocessing occurs) in each Schedule. Storage of Northern Data is in the most proximal cloud infrastructure data centre where supported by Amazon Web Services (AWS) to where Northern is incorporated and processing of some Northern Data may occur in Singapore or Sydney data centers from time to time.

3. Section 9.5 of the SaaS Agreement (“Maintenance Window”) is modified by deleting the phrase “between 12:00 a.m. and 6:00 a.m. U.S. Central Standard Time” and replacing it with the phrase “between 12:00 a.m. and 6:00 a.m. of the time zone where Northern is incorporated”

4. Section 10.3 of the SaaS Agreement (“Nondiscrimination”) is deleted in its entirety.

5. Section 10.4 of the SaaS Agreement (“Supplier Diversity”) is deleted in its entirety.

6. Section 17 of the SaaS Agreement (“Dispute Resolution”) is deleted in its entirety and replaced with the following:

Any dispute arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination (a “Dispute”) shall be resolved in accordance with this Section. The Parties agree that they will each use all reasonable endeavors to resolve any Dispute promptly and fairly. Senior representatives of each Party with the requisite authority to resolve a Dispute shall meet within two (2) weeks of a Party’s initial request for a meeting to resolve a Dispute. The Parties shall then have thirty (30) days from the date of the meeting to resolve the Dispute.

Subject to the requirements set out in the clause above having been met, all Disputes arising out of or in connection with this Agreement shall be finally resolved by arbitration in Hong Kong in accordance with the UNCITRAL Arbitration Rules in force at the date of the request for arbitration. The place of arbitration shall be Hong Kong. The arbitration shall be settled by a sole (1) arbitrator to be jointly appointed by the Parties, failing which the appointment shall be made by the Hong Kong International Arbitration Centre (“HKIAC”). The language of the arbitration will be English.

A request for interim measures or equitable remedies, including injunctive relief, by a Party to a court shall not be deemed to be or construed as incompatible with, or a waiver of, this Agreement to arbitrate. The arbitral tribunal shall have the authority and power to make such orders for interim relief, including injunctive relief, as it may deem just and equitable.

The arbitration shall be kept confidential and the existence of the proceeding and any element of it (including but not limited to any pleadings, submissions or other documents submitted or exchanged, any evidence and any awards) shall not without prior consent by the Parties be disclosed beyond the Parties to the arbitration and their representatives, the arbitral tribunal, the administering institution (if any) and any person necessary to the conduct of the proceeding, except as may be lawfully required whether in judicial proceedings or otherwise in the normal course of business of the Parties.

The awards rendered by the arbitrator shall be in writing (which shall include a statement of the reasons for the award), final and binding on the Parties. The Parties agree to be bound by the awards and agree to execute the awards accordingly.

No provision of this Section shall limit the right of a Party to exercise self-help remedies, including set-off, foreclosure against or sale of any collateral or security, or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, during or after the arbitration proceeding, provided the exercise of any such rights is subject to the other provisions of this Agreement.

Unless prohibited from doing so, until a Dispute is resolved, the Parties are obliged to perform their obligations under this Agreement.

7. Section 20.15 of the SaaS Agreement (“Governing Law; Jurisdiction”) is deleted in its entirety and replaced with the following:

Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the applicable substantive laws of Hong Kong, without giving effect to its conflicts of laws rules. Subject to the terms of Section [9] (“Dispute Resolution”), each party irrevocably agrees that any legal action, suit or proceeding brought by it in a court in any way arising out of this Agreement shall be brought solely and exclusively in, and shall be subject to the services of process and other applicable rules of the jurisdiction of Hong Kong and each party irrevocably submits to the sole and exclusive personal jurisdiction of that jurisdiction’s courts generally and unconditionally, with respect to any action, suit or proceeding brought by it or against it by the other Party.

EXHIBIT 2

COUNTRY UNIQUE TERMS

SEOUL

In the event that a Northern Affiliate located outside the United States enters into any transactions under the Master Agreement (“Master”) and/or the Software as a Service Agreement (“SaaS Agreement”), the terms thereof shall apply except as specifically set forth below. For the avoidance of doubt, the following terms and conditions constitute an amendment to the Master, the SaaS Agreement and/or any of the Modules or Schedule under those agreements. Any terms or conditions in the Master, the SaaS Agreement and/or Modules or Schedules not specifically modified below remain unchanged and in full force and effect. This Exhibit may be modified by Northern from time to time and it will use commercially reasonable efforts to notify Provider of any changes hereto.

A. MASTER

1. Section 4.5 of the Master (“Taxes”) is deleted in its entirety and replaced with the following:

Northern will pay any goods and services tax, excise, sales, use or other similar tax based upon charges or Services and Deliverables rendered pursuant to the Agreement, any of which may be paid by the Provider and added to Northern’s invoice on actual. Northern shall not be obligated to pay any taxes based on the Service Provider’s net income or on any property owned by the Service Provider.

2. Section 12 of the Master (“Dispute Resolution”) is deleted in its entirety and replaced with the following:

Any dispute arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination (a “Dispute”) shall be resolved in accordance with this Section. The Parties agree that they will each use all reasonable endeavors to resolve any Dispute promptly and fairly. Senior representatives of each Party with the requisite authority to resolve a Dispute shall meet within two (2) weeks of a Party’s initial request for a meeting to resolve a Dispute. The Parties shall then have thirty (30) days from the date of the meeting to resolve the Dispute.

Subject to the requirements set out in the clause above having been met, all Disputes arising out of or in connection with this Agreement shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce (‘ICC’), as in effect as at the date of this Agreement, by [a sole arbitrator] [three arbitrators] [one or more arbitrators] appointed in accordance with the said Rules. The seat, or legal place, of the arbitration shall be Seoul, South Korea. The arbitration shall be conducted in the English language.

Unless prohibited from doing so, until a Dispute is resolved, the Parties are obliged to perform their obligations under this Agreement.

3. Section 8.5 of the Master (“Nondiscrimination”) is deleted in its entirety.

4. Section 8.5 of the Master (“Supplier Diversity”) is deleted in its entirety.

5. Section 15.15 of the Master (“Governing Law and Jurisdiction”) is deleted in its entirety and replaced with the following:

Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the applicable substantive laws of the country in which the Northern entity involved is incorporated or otherwise established, without giving effect to its conflicts of laws rules. Subject to the terms of Section [9] (“Dispute Resolution”), each party irrevocably agrees that any legal action, suit or proceeding brought by it in a court in any way arising out of this Agreement shall be brought solely and exclusively in, and shall be subject to the services of process and other applicable rules of the jurisdiction where the Northern entity involved is incorporated and each party irrevocably submits to the sole and exclusive personal jurisdiction of that jurisdiction’s courts generally and unconditionally, with respect to any action, suit or proceeding brought by it or against it by the other Party.

B. SERVICES MODULE

1. Section 3.2 of the Services Module (“Location of Performance”) is deleted in its entirety and replaced with the following:

Location of Performance. Provider shall perform all Services under this Services Module at Northern’s Site(s), unless otherwise specifically set forth in the applicable SOW. In the event that the Parties agree that Services may be provided from Provider’s facilities, unless otherwise set forth in the applicable SOW, they shall be provided solely from locations within the country in which the Northern entity involved is incorporated or otherwise established.

2. Section 8.1 of the Services Module (“Ownership of Deliverables”) is deleted in its entirety and replaced with the following:

8.1 Ownership of Deliverables. Except as otherwise set forth herein, Northern shall exclusively own all right, title and interest (including ownership of Intellectual Property Rights) in and to all items that are conceived, made, discovered, written or created by Provider Personnel alone or jointly with third parties under this Agreement, including the Deliverables, whether completed or works-in-progress. Any Deliverables that may be considered copyrightable works shall be deemed “works made for hire” of Northern for all purposes of copyright law, and the copyright shall belong solely to Northern. To the extent that any such Deliverables do not fall within the specifically enumerated works that constitute “works made for hire” under the copyright laws, and to the extent that any Deliverables include materials subject to Intellectual Property Right sand/or other proprietary rights protection, Provider hereby irrevocably assigns to Northern all its right, title and interest that it may be deemed to have in and to any and all Intellectual Property Rights and other proprietary rights therein (including renewals thereof). Provider shall obtain, at its expense, such assignments to Northern and any other documentation from Provider’s Personnel as are necessary to effectuate the purposes of the previous sentence.

3. Items “(c)” and “(d)” of Section 9.1 of the Services Module (“Services”) are deleted in their entirety.

4. Section 9.3 of the Services Module (“Provider Personnel”) is deleted in its entirety and replaced with the following:

Provider Personnel. In addition to the representations and warranties set forth in the Master and in any applicable SOW, Provider hereby represents and warrants that with respect to any and all Provider Personnel providing Services to Northern pursuant to an applicable SOW:

(a)	it has and shall continue to comply with all applicable Laws;

(b)	it has performed a criminal and other background investigation (consistent with the requirements set forth in Attachment B hereto (“Background Check Requirements for Provider Personnel”));

(c)	it shall not bring on Northern premises any individuals whom Provider knows, or should reasonably know, may pose a substantial risk to the health or safety of others.

5. Section 11 of the Services Module (“Security Standards and Certifications”) is deleted in its entirety.

C. HARDWARE MODULE

1. Section 9.5 of the Hardware Module (“Provider Personnel”) is deleted in its entirety and replaced with the following:

Provider Personnel. In addition to the representations and warranties set forth in the Master and in any applicable SOW, Provider hereby represents and warrants that with respect to any and all Provider Personnel providing Services to Northern pursuant to an applicable SOW:

(a)	it has and shall continue to comply with all applicable Laws;

(b)	it has performed a criminal and other background investigation (consistent with the requirements set forth in Attachment B hereto (“Background Check Requirements for Provider Personnel”));

(c)	it shall not bring on Northern premises any individuals whom Provider knows, or should reasonably know, may pose a substantial risk to the health or safety of others.

D. SOFTWARE MODULE

1. Section 11.2 of the Software Module (“Source Code Escrow”) is deleted in its entirety.

E. SOFTWARE AS A SERVICE AGREEMENT

1. The definition of “System Availability” is Section 1 of the SaaS Agreement is modified by deleting the phrase “excluding the hours of midnight Saturday to 6:00 a.m. Sunday U.S. Central Time” and replacing it with the phrase “excluding the hours of midnight Saturday to 6:00 a.m. of the time zone where Northern is incorporated”

2. Section 7.3 of the SaaS Agreement (“Location of Data”) is deleted in its entirety and replaced with the following:

Location of Data. During the Term, Provider shall not store, back up or process (or allow any sub- processing of) Northern Data outside the country where Northern is incorporated, unless specifically agreed to in an applicable Schedule. Provider shall identify each data center where Northern Data is stored, backed up and/or processed (or where subprocessing occurs) in each Schedule. Storage of Northern Data is in the most proximal cloud infrastructure data centre where supported by Amazon Web Services (AWS) to where Northern is incorporated and processing of some Northern Data may occur in Singapore or Sydney data centers from time to time.

3. Section 9.5 of the SaaS Agreement (“Maintenance Window”) is modified by deleting the phrase “between 12:00 a.m. and 6:00 a.m. U.S. Central Standard Time” and replacing it with the phrase “between 12:00 a.m. and 6:00 a.m. of the time zone where Northern is incorporated”

4. Section 10.3 of the SaaS Agreement (“Nondiscrimination”) is deleted in its entirety.

5. Section 10.4 of the SaaS Agreement (“Supplier Diversity”) is deleted in its entirety.

6. Section 17 of the SaaS Agreement (“Dispute Resolution”) is deleted in its entirety and replaced with the following:

Any dispute arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination (a “Dispute”) shall be resolved in accordance with this Section. The Parties agree that they will each use all reasonable endeavors to resolve any Dispute promptly and fairly. Senior representatives of each Party with the requisite authority to resolve a Dispute shall meet within two (2) weeks of a Party’s initial request for a meeting to resolve a Dispute. The Parties shall then have thirty (30) days from the date of the meeting to resolve the Dispute.

Subject to the requirements set out in the clause above having been met, all Disputes arising out of or in connection with this Agreement shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce (‘ICC’), as in effect as at the date of this Agreement, by [a sole arbitrator] [three arbitrators] [one or more arbitrators] appointed in accordance with the said Rules. The seat, or legal place, of the arbitration shall be Seoul, South Korea. The arbitration shall be conducted in the English language.

Unless prohibited from doing so, until a Dispute is resolved, the Parties are obliged to perform their obligations under this Agreement.

7. Section 20.15 of the SaaS Agreement (“Governing Law; Jurisdiction”) is deleted in its entirety and replaced with the following:

Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the applicable substantive laws of the country in which the Northern entity involved is incorporated or otherwise established, without giving effect to its conflicts of laws rules. Subject to the terms of Section [9] (“Dispute Resolution”), each party irrevocably agrees that any legal action, suit or proceeding brought by it in a court in any way arising out of this Agreement shall be brought solely and exclusively in, and shall be subject to the services of process and other applicable rules of the jurisdiction where the Northern entity involved is incorporated and each party irrevocably submits to the sole and exclusive personal jurisdiction of that jurisdiction’s courts generally and unconditionally, with respect to any action, suit or proceeding brought by it or against it by the other Party.

EXHIBIT 3

COUNTRY UNIQUE TERMS

JAPAN

In the event that a Northern Affiliate located outside the United States enters into any transactions under the Master Agreement (“Master”) and/or the Software as a Service Agreement (“SaaS Agreement”), the terms thereof shall apply except as specifically set forth below. For the avoidance of doubt, the following terms and conditions constitute an amendment to the Master, the SaaS Agreement and/or any of the Modules or Schedule under those agreements. Any terms or conditions in the Master, the SaaS Agreement and/or Modules or Schedules not specifically modified below remain unchanged and in full force and effect. This Exhibit may be modified by Northern from time to time and it will use commercially reasonable efforts to notify Provider of any changes hereto.

A. MASTER

1. Section 4.5 of the Master (“Taxes”) is deleted in its entirety and replaced with the following:

Northern will pay any goods and services tax, excise, sales, use or other similar tax based upon charges or Services and Deliverables rendered pursuant to the Agreement, any of which may be paid by the Provider and added to Northern’s invoice on actual. Northern shall not be obligated to pay any taxes based on the Service Provider’s net income or on any property owned by the Service Provider.

2. Section 12 of the Master (“Dispute Resolution”) is deleted in its entirety and replaced with the following:

Any dispute arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination (a “Dispute”) shall be resolved in accordance with this Section. The Parties agree that they will each use all reasonable endeavors to resolve any Dispute promptly and fairly. Senior representatives of each Party with the requisite authority to resolve a Dispute shall meet within two (2) weeks of a Party’s initial request for a meeting to resolve a Dispute. The Parties shall then have thirty (30) days from the date of the meeting to resolve the Dispute.

Unless prohibited from doing so, until a Dispute is resolved, the Parties are obliged to perform their obligations under this Agreement.

3. Section 8.5 of the Master (“Nondiscrimination”) is deleted in its entirety.

4. Section 8.5 of the Master (“Supplier Diversity”) is deleted in its entirety.

5. Section 15.15 of the Master (“Governing Law and Jurisdiction”) is deleted in its entirety and replaced with the following:

Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the applicable substantive laws of the country in which the Northern entity involved is incorporated or otherwise established, without giving effect to its conflicts of laws rules. Subject to the terms of Section [9] (“Dispute Resolution”), each party irrevocably agrees that any legal action, suit or proceeding brought by it in a court in any way arising out of this Agreement shall be brought solely and exclusively in, and shall be subject to the services of process and other applicable rules of the jurisdiction where the Northern entity involved is incorporated and each party irrevocably submits to the sole and exclusive personal jurisdiction of that jurisdiction’s courts generally and unconditionally, with respect to any action, suit or proceeding brought by it or against it by the other Party.

B. SERVICES MODULE

1. Section 3.2 of the Services Module (“Location of Performance”) is deleted in its entirety and replaced with the following:

Location of Performance. Provider shall perform all Services under this Services Module at Northern’s Site(s), unless otherwise specifically set forth in the applicable SOW. In the event that the Parties agree that Services may be provided from Provider’s facilities, unless otherwise set forth in the applicable SOW, they shall be provided solely from locations within the country in which the Northern entity involved is incorporated or otherwise established.

2. Section 8.1 of the Services Module (“Ownership of Deliverables”) is deleted in its entirety and replaced with the following:

8.1 Ownership of Deliverables. Except as otherwise set forth herein, Northern shall exclusively own all right, title and interest (including ownership of Intellectual Property Rights) in and to all items that are conceived, made, discovered, written or created by Provider Personnel alone or jointly with third parties under this Agreement, including the Deliverables, whether completed or works-in-progress. Any Deliverables that may be considered copyrightable works shall be deemed “works made for hire” of Northern for all purposes of copyright law, and the copyright shall belong solely to Northern. To the extent that any such Deliverables do not fall within the specifically enumerated works that constitute “works made for hire” under the copyright laws, and to the extent that any Deliverables include materials subject to Intellectual Property Rights and/or other proprietary rights protection, Provider hereby irrevocably assigns to Northern all its right, title and interest that it may be deemed to have in and to any and all Intellectual Property Rights and other proprietary rights therein (including renewals thereof). Provider shall obtain, at its expense, such assignments to Northern and any other documentation from Provider’s Personnel as are necessary to effectuate the purposes of the previous sentence.

3. Items “(c)” and “(d)” of Section 9.1 of the Services Module (“Services”) are deleted in their entirety.

4. Section 9.3 of the Services Module (“Provider Personnel”) is deleted in its entirety and replaced with the following:

Provider Personnel. In addition to the representations and warranties set forth in the Master and in any applicable SOW, Provider hereby represents and warrants that with respect to any and all Provider Personnel providing Services to Northern pursuant to an applicable SOW:

(a)	it has and shall continue to comply with all applicable Laws;

(b)	it has performed a criminal and other background investigation (consistent with the requirements set forth in Attachment B hereto (“Background Check Requirements for Provider Personnel”));

(c)	it shall not bring on Northern premises any individuals whom Provider knows, or should reasonably know, may pose a substantial risk to the health or safety of others.

5. Section 11 of the Services Module (“Security Standards and Certifications”) is deleted in its entirety.

C. HARDWARE MODULE

1. Section 9.5 of the Hardware Module (“Provider Personnel”) is deleted in its entirety and replaced with the following:

Provider Personnel. In addition to the representations and warranties set forth in the Master and in any applicable SOW, Provider hereby represents and warrants that with respect to any and all Provider Personnel providing Services to Northern pursuant to an applicable SOW:

(a)	it has and shall continue to comply with all applicable Laws;

(b)	it has performed a criminal and other background investigation (consistent with the requirements set forth in Attachment B hereto (“Background Check Requirements for Provider Personnel”));

(c)	it shall not bring on Northern premises any individuals whom Provider knows, or should reasonably know, may pose a substantial risk to the health or safety of others.

D. SOFTWARE MODULE

1. Section 11.2 of the Software Module (“Source Code Escrow”) is deleted in its entirety.

E. SOFTWARE AS A SERVICE AGREEMENT

1. The definition of “System Availability” is Section 1 of the SaaS Agreement is modified by deleting the phrase “excluding the hours of midnight Saturday to 6:00 a.m. Sunday U.S. Central Time” and replacing it with the phrase “excluding the hours of midnight Saturday to 6:00 a.m. of the time zone where Northern is incorporated”

2. Section 7.3 of the SaaS Agreement (“Location of Data”) is deleted in its entirety and replaced with the following:

Location of Data. During the Term, Provider shall not store, back up or process (or allow any sub- processing of) Northern Data outside the country where Northern is incorporated, unless specifically agreed to in an applicable Schedule. Provider shall identify each data center where Northern Data is stored, backed up and/or processed (or where subprocessing occurs) in each Schedule. Storage of Northern Data is in the most proximal cloud infrastructure data centre where supported by Amazon Web Services (AWS) to where Northern is incorporated and processing of some Northern Data may occur in Singapore or Sydney data centers from time to time.

3. Section 9.5 of the SaaS Agreement (“Maintenance Window”) is modified by deleting the phrase “between 12:00 a.m. and 6:00 a.m. U.S. Central Standard Time” and replacing it with the phrase “between 12:00 a.m. and 6:00 a.m. of the time zone where Northern is incorporated”

4. Section 10.3 of the SaaS Agreement (“Nondiscrimination”) is deleted in its entirety.

5. Section 10.4 of the SaaS Agreement (“Supplier Diversity”) is deleted in its entirety.

6. Section 17 of the SaaS Agreement (“Dispute Resolution”) is deleted in its entirety and replaced with the following:

Any dispute arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination (a “Dispute”) shall be resolved in accordance with this Section. The Parties agree that they will each use all reasonable endeavors to resolve any Dispute promptly and fairly. Senior representatives of each Party with the requisite authority to resolve a Dispute shall meet within two (2) weeks of a Party’s initial request for a meeting to resolve a Dispute. The Parties shall then have thirty (30) days from the date of the meeting to resolve the Dispute.

Unless prohibited from doing so, until a Dispute is resolved, the Parties are obliged to perform their obligations under this Agreement.

7. Section 20.15 of the SaaS Agreement (“Governing Law; Jurisdiction”) is deleted in its entirety and replaced with the following:

Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the applicable substantive laws of the country in which the Northern entity involved is incorporated or otherwise established, without giving effect to its conflicts of laws rules. Subject to the terms of Section [9] (“Dispute Resolution”), each party irrevocably agrees that any legal action, suit or proceeding brought by it in a court in any way arising out of this Agreement shall be brought solely and exclusively in, and shall be subject to the services of process and other applicable rules of the jurisdiction where the Northern entity involved is incorporated and each party irrevocably submits to the sole and exclusive personal jurisdiction of that jurisdiction’s courts generally and unconditionally, with respect to any action, suit or proceeding brought by it or against it by the other Party.

Certificate Of Completion
Envelope Id: CCB3EB9AEA3C40F1AB272715E21C4A5C		Status: Completed
Subject: Please DocuSign: NT Ammendment for WellTeq.pdf
templateName:
applicationTla:
requestId:
processEnvelopeEvents:
businessUnit:
Source Envelope:
Document Pages: 15	Signatures: 1	Envelope Originator:
Certificate Pages: 2	Initials: 0	Sukumar K Nadig
AutoNav: Enabled		50 S La Salle St
EnvelopeId Stamping: Enabled		Chicago, IL 60603
Time Zone: (UTC-06:00) Central Time (US & Canada)		skn8@ntrs.com
IP Address: 81.144.146.180

Record Tracking
Status: Original	Holder: Sukumar K Nadig	Location:	DocuSign
16-May-22 | 11:59	skn8@ntrs.com

Signer Events	Signature	Timestamp
Yen Leng Ong		Sent: 16-May-22 | 12:07
yo9@ntrs.com		Viewed:	16-May-22 | 19:30
Country Executive Southeast Asia		Signed:	16-May-22 | 19:30
The Northern Trust Company
Security Level: Email, Account Authentication (None)	Signature Adoption: Uploaded Signature Image
Signed by link sent to yo9@ntrs.com
Using IP Address: 12.148.183.22

Electronic Record and Signature Disclosure: Not Offered via DocuSign
In Person Signer Events	Signature	Timestamp

Editor Delivery Events	Status	Timestamp

Agent Delivery Events	Status	Timestamp

Intermediary Delivery Events	Status	Timestamp

Certified Delivery Events	Status	Timestamp

Carbon Copy Events	Status	Timestamp

James Kuruvilla		Sent: 16-May-22 | 12:07
njk1@ntrs.com
Security Level: Email, Account Authentication (None)
Electronic Record and Signature Disclosure: Not Offered via DocuSign

Vineeth J		Sent: 16-May-22 | 12:07 Viewed: 15-Jun-22 | 04:46
VJ64@ntrs.com
Northern Trust
Security Level: Email, Account Authentication (None)
Electronic Record and Signature Disclosure: Not Offered via DocuSign

Witness Events	Signature	Timestamp

Notary Events	Signature	Timestamp

Envelope Summary Events	Status	Timestamp
Envelope Sent	Hashed/Encrypted	16-May-22 | 12:07
Certified Delivered	Security Checked	16-May-22 | 19:30
Signing Complete	Security Checked	16-May-22 | 19:30
Completed	Security Checked	16-May-22 | 19:30

Payment Events	Status	Timestamps